UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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QUALCOMM INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on March 10, 2020. QUALCOMM INCORPORATED You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. QUALCOMM INCORPORATED 5775 MOREHOUSE DRIVE N-585L SAN DIEGO, CA 92121 proxy materials and voting instructions. E87738-P31472 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:January 13, 2020 Date: March 10, 2020 Time: 9:30 a.m. local time Location: Irwin M. Jacobs Qualcomm Hall 5775 Morehouse Drive San Diego, CA 92121

Before You Vote How to Access the Proxy Materials VIEW MATERIALS & VOTE w SCAN TO How To Vote Please Choose One of the Following Voting Methods E87739-P31472 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 25, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR proposals 1-4. 1. Election of 10 directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified. Nominees: 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 27, 2020. To approve the amended and restated 2016 Long-Term Incentive Plan, including an increase in the share reserve by 74,500,000 shares. 3. 1a. Mark Fields 4. To approve, on an advisory basis, our executive compensation. 1b. Jeffrey W. Henderson 1c. Ann M. Livermore The Board of Directors recommends an annual (1 year) vote: 1d. Harish Manwani 5. To approve, on an advisory basis, the frequency of future advisory votes on our executive compensation. 1e. Mark D. McLaughlin 1f. Steve Mollenkopf 6. To transact such other business as may properly come before stockholders at the Annual Meeting or any adjournment or postponement thereof. 1g. Clark T. Randt, Jr. 1h. Irene B. Rosenfeld 1i. Kornelis "Neil" Smit 1j. Anthony J. Vinciquerra E87740-P31472 Voting Items

E87741-P31472